Hennessy Cornerstone Growth Fund
Schedule of Investments
January 31, 2020 (Unaudited)

	Number		% of
	of Shares	Value	Net Assets
COMMON STOCKS - 97.35%
Consumer Discretionary - 31.33%
America’s Car-Mart, Inc. (a)	26,196	$2,875,797	2.06%
Best Buy Co., Inc.	31,400	2,659,266	1.91%
Carvana Co. (a)	30,900	2,448,825	1.76%
Dick’s Sporting Goods, Inc.	58,300	2,578,609	1.85%
Installed Building Products, Inc. (a)	40,300	2,987,439	2.15%
KB Home	81,400	3,056,570	2.19%
M/I Homes, Inc. (a)	65,900	2,925,301	2.10%
Rent-A-Center, Inc.	96,700	2,816,871	2.02%
Skechers U.S.A., Inc. (a)	67,900	2,538,781	1.82%
Skyline Champion Corp. (a)	82,600	2,374,750	1.71%
Sony Corp. - ADR (a)(b)	40,100	2,814,218	2.02%
Sportsman’s Warehouse Holdings, Inc. (a)	451,900	2,928,312	2.10%
Target Corp.	23,200	2,569,168	1.84%
The Buckle, Inc.	110,500	2,697,305	1.94%
Williams-Sonoma, Inc.	38,100	2,670,048	1.92%
Zumiez, Inc. (a)	86,900	2,708,673	1.94%
		43,649,933	31.33%
Energy - 5.30%
Cosan Ltd. - Class A (a)(b)	125,400	2,770,086	1.99%
Teekay Tankers Ltd. (a)(b)	121,700	1,982,493	1.42%
World Fuel Services Corp.	67,300	2,632,776	1.89%
		7,385,355	5.30%
Financials - 10.02%
Brookfield Asset Management, Inc., Class A (b)	48,100	2,944,201	2.11%
Equitable Holdings, Inc.	109,800	2,637,396	1.89%
LPL Financial Holdings, Inc.	29,200	2,690,196	1.93%
The Carlyle Group, Inc.	90,700	2,945,936	2.12%
Voya Financial, Inc.	46,000	2,747,580	1.97%
		13,965,309	10.02%
Health Care - 4.14%
R1 RCM, Inc. (a)	207,300	2,591,250	1.86%
RadNet, Inc. (a)	140,700	3,175,599	2.28%
		5,766,849	4.14%
Industrials - 21.76%
Alamo Group, Inc.	23,000	2,864,880	2.06%
American Woodmark Corp. (a)	26,400	2,894,760	2.08%
Arconic, Inc.	97,400	2,917,130	2.09%
Arcosa, Inc.	62,500	2,734,375	1.96%
Atkore International Group, Inc. (a)	68,700	2,727,390	1.96%
BMC Stock Holdings, Inc. (a)	95,300	2,781,330	2.00%
Builders FirstSource, Inc. (a)	107,100	2,655,545	1.90%
Colfax Corp. (a)	76,100	2,675,676	1.92%
JELD-WEN Holding, Inc. (a)	115,300	2,753,364	1.97%
Triumph Group, Inc.	124,100	2,535,363	1.82%
Universal Forest Products, Inc.	58,200	2,787,780	2.00%
		30,327,593	21.76%
Information Technology - 18.71%
Benchmark Electronics, Inc.	80,500	2,477,790	1.78%
CDW Corp.	20,100	2,622,045	1.88%
Insight Enterprises, Inc. (a)	40,100	2,641,387	1.90%
Itron, Inc. (a)	33,600	2,746,800	1.97%
Jabil, Inc.	67,000	2,605,630	1.87%
JinkoSolar Holding Company Ltd. - ADR (a)(b)	124,300	2,324,410	1.67%
Leidos Holdings, Inc.	28,400	2,853,348	2.05%
Methode Electronics, Inc.	73,400	2,403,850	1.72%
SYNNEX Corp.	19,100	2,631,216	1.89%
Xerox Holdings Corp.	77,700	2,763,789	1.98%
		26,070,265	18.71%
Materials - 4.01%
Crown Holdings, Inc. (a)	39,600	2,931,588	2.10%
Koppers Holdings, Inc. (a)	84,600	2,654,748	1.91%
		5,586,336	4.01%
Real Estate - 2.08%
CBRE Group, Inc. (a)	47,500	2,899,875	2.08%
Total Common Stocks (Cost $136,677,001)		135,651,515	97.35%

SHORT-TERM INVESTMENTS - 2.80%
Money Market Funds - 2.80%
First American Government Obligations Fund, Institutional Class, 1.49% (c)	3,902,256	3,902,256	2.80%
Total Short-Term Investments (Cost $3,902,256)		3,902,256	2.80%

Total Investments (Cost $140,579,257) - 100.15%		139,553,771	100.15%
Liabilities in Excess of Other Assets - (0.15)%		(202,969)	(0.15)%
TOTAL NET ASSETS - 100.00%		$139,350,802	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a) Non-income-producing security.
(b) U.S.-traded security of a foreign corporation.
(c) The rate listed is the fund’s seven-day yield as of January 31, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of January 31, 2020
The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market price on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor. The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of January 31, 2020, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$43,649,933	$–	$–	$43,649,933
Energy	7,385,355	–	–	7,385,355
Financials	13,965,309	–	–	13,965,309
Health Care	5,766,849	–	–	5,766,849
Industrials	30,327,593	–	–	30,327,593
Information Technology	26,070,265	–	–	26,070,265
Materials	5,586,336	–	–	5,586,336
Real Estate	2,899,875	–	–	2,899,875
Total Common Stocks	$135,651,515	$–	$–	$135,651,515

Short-Term Investments
Money Market Funds	$3,902,256	$–	$–	$3,902,256
Total Short-Term Investments	$3,902,256	$–	$–	$3,902,256

Total Investments	$139,553,771	$–	$–	$139,553,771